HIGHLAND FUNDS I

Highland Healthcare Opportunities Fund

Highland Long/Short Equity Fund

Highland Merger Arbitrage Fund

Highland Opportunistic Credit Fund

(each, a “Fund” and, collectively, the “Funds”)

Supplement dated June 19, 2020 to:

•	each Fund’s Summary Prospectus, dated October 31, 2019, as supplemented from time to time (collectively, the “Summary Prospectuses”);
•	the Funds’ Statutory Prospectus, dated October 31, 2019, as supplemented from time to time (the “Statutory Prospectus,” and, together with the Summary Prospectuses, the “Prospectuses”); and
•	the Funds’ Statement of Additional Information, dated October 31, 2019, as supplemented from time to time (the “SAI”)

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI and should be read in conjunction with the Prospectuses and SAI.

On June 8, 2020, the Funds’ Audit and Qualified Legal Compliance Committee (the “Audit Committee”) informed PriceWaterhouseCoopers, LLP that it has been dismissed, effective June 8, 2020, as the Funds’ independent registered public accounting firm. On June 19, 2020, the Audit Committee recommended, and the Funds’ Board of Trustees approved, the appointment of Cohen & Company as the Funds’ independent registered public accounting firm, effective as of June 19, 2020.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUSES AND SAI FOR FUTURE REFERENCE.

HFI-PROS-SUPP-0620